AMENDMENT NO. 1
                           TO THE

          AMENDED AND RESTATED 10.35% NOTE AGREEMENT


          Amendment No. 1, dated as of December 17, 1993 (this "Amendment"), to the Amended and Restated 10.35% Note Agreement, dated July 15, 1993, by and between IMO Industries, Inc., a Delaware corporation (the "Company"), and The Prudential Insurance Company of America ("PRICOA", and such agreement as amended, restated, supplemented or otherwise modified from time to time, the "10.35% Note Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the 10.35% Note Agreement.

          WHEREAS, the Company has requested that PRICOA amend or waive compliance with certain provisions of the 10.35% Note
Agreement; and

          WHEREAS, PRICOA is prepared to grant such amendment and waiver.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


          Section 1.  Amendments, Waiver and Consent.

          Section 1.1. Waiver to Section 3A(1). Compliance with clause (a)(v)(i) of Section 3A(1), pursuant to which the Company is required to deliver not later than December 31, 1993 a preliminary business plan of the Company on a Consolidated basis for the immediately succeeding three year period, is hereby waived, provided said clause is complied with on or before January 31, 1994.

          Section 1.2.  Waiver to Section 3A(2).  Compliance with
Section 3A(2) pursuant to which the Company is required to keep in full force its corporate existence and to cause each of its Domestic Subsidiaries to keep and preserve its corporate existence is waived to the extent necessary to permit the dissolution of two indirect subsidiaries of the Company, Labtest Equipment Company, a California corporation and KEI Laser Inc., a Maryland corporation.

          Section 1.3. Amendment to Section 4A(2). Section 4A(2) is hereby amended by (1) deleting the word "and" at the end of clause (g) thereof, (2) replacing the period at the end of clause (h) thereof with "; and" and (3) adding a new clause (i) as follows:

               (i) Liens in respect of Indebtedness permitted to be incurred under Section 4A(10)(h) hereof, provided that such Liens are granted only on the real property in respect of which such Indebtedness was incurred.

          Section 1.4. Amendment to Section 4A(10). Section 4A(10) is amended by (1) deleting the word "and" at the end of clause (f) thereof, (2) replacing the period at the end of clause
(g) thereof with "; and" and (3) adding a new clause (h) as follows:

               (h) Indebtedness constituting mortgage financings in respect of the Company's Lawrenceville, New Jersey headquarters and Baird Corporation's Bedford, Massachusetts real properties, in each case (i) provided by a Person who is not an Affiliate of the Company, (ii) in an amount not less than 70% of the fair market value of such property (as determined by the appraisal or other reasonable deter mination of the provider of such financing) and (iii) otherwise on terms and pursuant to documentation reasonably satisfactory in form and substance to the Requisite Holders (as defined In the Intercreditor Agreement).

          Section 1.5. Amendment to Section 4A(12). Clause (vi) of Section 4A(12) is hereby amended by adding at the end thereof "provided that the Company and its Subsidiaries shall be permitted to incur an additional $5,000,000 advance payment bond and an additional $10,000,000 performance bond in support of obligations of Warren Pumps Inc. incurred in connection with a successful bid on a certain project in the State of California, the bidding for which shall have commenced not earlier than November 1, 1993 and shall have concluded not later then November 30, 1993;"

          Section 1.6. Consent to Release of Collateral. Pursuant to Section 7.2(a) of the Intercreditor Agreement, PRICOA hereby consents to the release of each of the real properties constituting Collateral specifically referred to in Section 1.4 of this Amendment upon the incurrence of Indebtedness and the granting of a related Lien in respect of such real property in compliance with Sections 4A(10)(h) and 4A(2)(i) of the 10.35% Note Agreement, provided that (a) concurrently therewith, to the extent required pursuant to the Intercreditor Agreement, the 10.35% Note Agreement, the Credit Agreement and the Combined Restated Credit Agreement, the commitments to lend thereunder are reduced and the proceeds of such Indebtedness are applied to repay obligations and/or cash collateralize letters of credit in accordance with such agreements and (b) immediately before and after giving effect to the incurrence of such Indebtedness and the granting of such Lien there shall not have occurred and not be continuing any Event of Default or Potential Event of Default.

          Section 2. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 6 of the 10.35% Note Agreement, and that all such representations and warranties are true and correct in all material respects as of the date hereof. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that:

          (a) The Company has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment;

          (b) No consent of any person, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Company, of this Amendment;

          (c) This Amendment has been duly executed and deliv ered on behalf of the Company by a duly authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws affecting creditor's rights generally and to general equitable principles;

          (d) The execution, delivery and performance of this Amendment will not violate any requirement of law or Contractual
Obligation of the Company; and

          (e) After giving effect to the execution, delivery and performance of this Amendment, no Event of Default or Potential
Event of Default shall have occurred and be continuing.

          Section 3. Effectiveness. This Amendment shall become effective upon (i) the execution and delivery hereof by the Company and PRICOA and (ii) the execution and delivery of an amendment and waiver agreement to each of the Credit Agreement and the Combined Restated Credit Agreement, each on terms and conditions substantially identical to those set forth herein.

          Section 4.  Miscellaneous.

          (a) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or con dition of the 10.35% Note Agreement. Except as herein expressly amended, the 10.35% Note Agreement and all other agreements, docu ments, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) All references to the 10.35% Note Agreement shall mean the 10.35% Note Agreement as amended as of the effective date hereof, and as the same may at any time be amended, restated, supplemented or otherwise modified from time to time and as in effect.

          (c) This Amendment may be executed in any number of counterparts, and by different parties hereto in separate coun terparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement.

          (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first written above.


                              IMO INDUSTRIES, INC.



                              By: /s/ Thomas J. Bird
                                 Name:  Thomas J. Bird
                                 Title: Senior Vice President


                              THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA


                              By: /s/ Robert E. Davis
                                 Name:  Robert E. Davis
                                 Title: Vice President